UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 30, 2004

XSTREAM BEVERAGE NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-30158-A	62-1386351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 NW 15 Avenue, Bay A, Fort Lauderdale, Florida 33309

(Address of Principal Executive Office) (Zip Code)

(954) 598-7997

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

Effective July 1, 2004 Xstream Beverage Network, Inc., through its wholly owned subsidiary, Beverage Network of Maryland, Inc., acquired substantially all of the assets and the assumption of certain liabilities of Master Distributors, Inc. On March 30, 2004 Xstream Beverage filed a Report on Form 8-K regarding this acquisition. Attached are the audited balance sheets of Master Distributors, Inc. as of December 31, 2003 and the related statements of income, changes in stockholders' deficiency and cash flows for the years ended December 31, 2003 and 2002, together with unaudited balance sheet and related statement of income for the period of January 1, 2004 to June 30, 2004. This report on Form 8-K/A also includes Unaudited ProForma Balance Sheet of Xstream Beverage Network, Inc. as of June 30, 2004 and December 31, 2003 and Unaudited ProForma Statement of Operations of Xstream Beverage Network, Inc. for the year ended December 31, 2003 and the six months ended June 30, 2004.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XSTREAM BEVERAGE NETWORK, INC.

By:	/s/ JERRY PEARRING
Jerry Pearring President

Date: January 26, 2005

3

Master Distributors, Inc.

MASTER DISTRIBUTORS, INC

D/B/A ATLANTIC BEVERAGE COMPANY

BALANCE SHEET

JUNE 30, 2004

(UNAUDITED)

ASSETS

CURRENT ASSETS:
Cash	$—
Accounts receivable, net	394,972
Other receivables	23,930
Inventory	820,587
Other current assets	39,950
Total current assets	1,279,439

Property and equipment, net	125,849

Total Assets	$1,405,288

LIABILITIES AND STOCKHOLDER'S DEFICIENCY

CURRENT LIABILITIES:
Accounts payable	$776,743
Accrued expenses	50,746
Cash overdraft	84,467
Current portion of loans payable - related party shareholders	958,000
Note payable - bank	196,000
Line of credit - bank	500,000
Total current liabilities	2,565,956

TOTAL LIABILITIES	2,565,956

COMMITMENTS AND CONTINGENCIES (NOTE 5)

STOCKHOLDER'S DEFICIENCY

Common stock, no par value, 1,000 shares authorized 202 shares issued and outstanding	49,846
Additional-paid-capital	592,913
Accumulated deficit	(1,803,427)
Stockholders' deficiency	(1,160,668)

Total Liabilities and Stockholder's Deficiency	$1,405,288

See accompanying notes to unaudited financial statements

MASTERS DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

STATEMENTS OF OPERATIONS

(UNAUDITED)

	For The Six Months Ended June 30,
	2004	2003

Sales	$3,864,988	$3,077,021
Cost of goods sold	2,677,732	2,661,980
Gross profit	1,187,256	415,041

Operating expenses:
Warehouse and delivery	384,367	377,428
Compensation	232,446	231,989
Sales and marketing	254,643	293,354
Facilities and utilities	169,857	152,587
Professional fees	82,355	133,100
Bad debt expense	15,132	(1,261)
Depreciation expense	32,630	32,767
Other general and administrative costs	180,222	110,217
Total operating expenses	1,351,652	1,330,181

Operating income/(loss)	(164,396)	(915,140)

Other income/(expense):
Interest (expense), net	(58,707)	(68,823)
Other income/(expense)	(19,767)	—
Total other income/(expense)	(78,474)	(68,823)

Net Loss	$(242,870)	$(983,963)

Net Loss per Share Basic and Diluted	$(1,202)	$(4,871)

Weighted average numbers of shares outstanding basic and diluted	202	202

See accompanying notes to unaudited financial statements

MASTERS DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Six Month's Ended June 30,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(242,870)	$(983,963)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation & Amortization	32,630	32,767
Bad debt (recovery)	—	—
Stock issued as compensation	—	—
Inventory write off	—	—
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(56,581)	101,081
Other receivables	54,159	3,003
Inventory	(288,874)	182,439
Prepaid expenses	7,246	2,167
Increase (decrease) in:
Accounts payable	473,743	105,710
Accrued expenses	(48,962)	68,133
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	(69,509)	(488,663)
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of equipment	(8,344)	(22,107)
NET CASH USED IN INVESTING ACTIVITIES	(8,344)	(22,107)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Line of Credit & Notes Payable	105,109	245,000
Proceeds from Related Party Loans	—	—
Repayment of Line of Credit & Notes Payable	(24,500)	(250,000)
Repayment of Related Party Loans	—	400,720
Repayment of cash overdraft	(2,756)	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	77,853	395,720

Net (Decrease) Increase in Cash	—	(115,050)
Cash at Beginning of Year	—	115,050
CASH AT END OF YEAR	$—	$—

Supplemental Disclosure of Cash Flow Information:
Cash paid for:
Interest	$58,707	$68,823
Taxes	$—	$—
Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Conversion of Debt to Equity	$—	$492,912

See accompanying notes to unaudited financial statements

MASTERS DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004

(UNAUDITED)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited financial statements of Master Distributors, Inc., D/B/A Atlantic Beverage Company (the “Company”) have been prepared in accordance with the rules and regulations of the United States Securities and Exchange Commission for interim consolidated financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations.

It is management’s opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

For further information refer to the audited financial statements and footnotes for the years ended December 31, 2003 and 2002 included in the Xstream’s Form 8-K/A.

The Company was profitable in 2002 but incurred a loss and negative cash flows in 2003 partially due to an inventory write-off. A current year loss and cash flow deficiency raises doubt about the Company's ability to continue as a going concern. In July 2004 Beverage Network of Maryland, Inc., a subsidiary of Xstream Beverage Network, Inc. purchased the Company’s assets which included inventory, accounts receivable, office furniture, the rights to the products marketed by the Company and all rights to the operational business of the Company and assumed certain liabilities. Management believes this transaction will allow it to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 2 - INVENTORIES

Inventories are stated at the lower of cost or market determined on the "first-in, first-out" method. The Company had $820,587 of inventories at June 30, 2004 consisting of resalable products.

NOTE 3 – NOTES PAYABLE AND LINE OF CREDIT

Notes Payable and line of credit consist of the following at June 30, 2004:

Note Payable Commerce First Bank – 2% over Prime	$196,000
Revolving Line of Credit – Provident Bank – 2% over prime	500,000
$696,000

The Note Payable and Line of Credit are collateralized by all business assets of the Company

This line of credit replaced an original line of credit of $750,000.  This line of credit is collateralized by all business assets of the Company and was due on April 20, 2004.

The note payable to Commerce First Bank and the revolving line of credit with Provident Bank were both paid off in full at the time of acquisition by Xstream Beverage Group, Inc.

NOTE 4 - LOANS PAYABLE-SHAREHOLDERS

Loans Payable -shareholders consisted of the following at June 30, 2004:

Loans Payable – Shareholder	$958,000

The loans payable consist of unsecured open advances made by the shareholder to the Company. The shareholder was paid interest monthly at an annual rate of 10%.

MASTERS DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004

(UNAUDITED)

NOTE 5 - COMMITMENTS AND CONTINGENCIES

(A) LETTERS OF INTENT AND ACQUISITION AGREEMENTS

On July 12, 2004, Beverage Network of Maryland, Inc wholly owned subsidiary of Xstream Beverage Network, Inc. (“Xstream”) completed the acquisition effective July 1, 2004 of substantially all of the assets and certain liabilities of the Company. The consideration and terms of the acquisition were 96,154 shares of Xstream’s common stock , $570,000 in cash, $554,648 in cash due within 60 days of the closing, a convertible promissory note for $2,000,000 payable in 60 equal monthly payments and bearing 6%interest and a separate $250,000 payment to be made in 12 equal monthly installments commencing July 15, 2004 totaling $3,605,417. The holder of the convertible promissory note , at his discretion may elect to receive shares of Xstream’s common stock in lieu of  a cash payment. The minimum conversion is $25,000 at a predetermined value of $5.20 per share. In addition, Xstream issued 21,250 common stock shares to various non-owners employees as incentive to retain them.

NOTE 6 - RELATED PARTIES

The stockholder periodically advanced funds to the Company. The balance due to the stockholder at June 30, 2004 was $958,000 and is unsecured. This balance was not assumed by Xstream  upon the acquisition.

NOTE 7 - SUBSEQUENT EVENTS

In July 2004, the transaction described in Note 5 was closed.

MASTER DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

Master Distributors, Inc.

D/B/A Atlantic Beverage Company

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of:

Master Distributors, Inc.

D/B/A Atlantic Beverage Company

We have audited the accompanying balance sheet Master Distributors, Inc. D/B/A Atlantic Beverage Company as of December 31, 2003, and the related statements of operations, changes in stockholder’s deficiency, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Master Distributors, Inc. D/B/A Atlantic Beverage Company  at December 31, 2003, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ SALBERG & COMPANY, P.A.

Boca Raton, Florida

January 19, 2005

MASTER DISTRIBUTORS, INC

D/B/A ATLANTIC BEVERAGE COMPANY

BALANCE SHEET

DECEMBER 31, 2003

ASSETS

CURRENT ASSETS:
Cash	$—
Accounts receivable, net	338,391
Other receivables	78,089
Inventory	531,714
Other current assets	25,825
Total current assets	974,019

Property and equipment, net	150,134
Deposits	21,371

Total Assets	$1,145,524

LIABILITIES AND STOCKHOLDER'S DEFICIENCY

CURRENT LIABILITIES:
Bank overdraft	$87,223
Accounts payable	303,000
Accrued expenses	99,708
Loans payable - Related Party Shareholders	862,891
Note payable - Bank	220,500
Line of credit - Bank	490,000
Total current liabilities	2,063,322

TOTAL LIABILITIES	2,063,322

COMMITMENTS AND CONTINGENCIES (NOTE 7)

STOCKHOLDER'S DEFICIENCY
Common stock, no par value, 1,000 shares authorized, 202 shares issued and outstanding	49,846
Additional-paid-capital	592,912
Accumulated deficit	(1,560,556)
Total Stockholder's Deficiency	(917,798)

Total Liabilities and Stockholder's Deficiency	$1,145,524

See accompanying notes to financial statements

MASTERS DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

STATEMENTS OF OPERATIONS

	For The Years Ended December 31,
	2003	2002

Sales	$6,931,883	$7,378,251
Cost of goods sold	4,958,019	4,610,251
Gross profit	1,973,864	2,768,000

Operating expenses:
Warehouse and delivery	766,317	789,673
Compensation	547,295	457,246
Sales and marketing	498,281	490,339
Facilities and utilities	216,209	298,921
Professional fees	175,012	133,004
Bad debt expense (recovery)	(6,254)	47,013
Depreciation and amortization expense	66,312	45,392
Other general and administrative costs	239,110	223,846
Total operating expenses	2,502,282	2,485,434

Operating income/(loss)	(528,418)	282,566

Other income/(expense):
Interest (expense)	(122,653)	(124,650)
Other income/(expense)	—	(1,393)
Total other income/(expense)	(122,653)	(126,043)

Net Income / (Loss)	$(651,071)	$156,523

Net Loss per Share Basic and Diluted	$(3,223)	$783

Weighted average numbers of shares outstanding basic and diluted	202	200

See accompanying notes to financial statements

Master Distributors, Inc

D/B/A Atlantic Beverage Company

Statement of Changes in Stockholder's Deficiency

For the years ended December 31, 2002 and 2003

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Equity
	Number of Shares	Par Value

Balance December 31, 2001	200	$40,000	$100,000	$(797,142)	$(657,142)

Net Income				156,523	156,523

Balance December 31, 2002	200	$40,000	$100,000	$(640,619)	$(500,619)

Contributed Capital		—	492,912	-	492,912
S-Corporation distribution				(268,866)	(268,866)
Common stock issued as compensation	2	9,846			9,846

Net Loss				(651,071)	(651,071)

Balance December 31, 2003	202	$49,846	$592,912	$(1,560,556)	$(917,798)

See accompanying notes to financial statements

MASTERS DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(651,071)	$156,525
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation & Amortization	66,312	47,392
Bad debt (recovery)	(6,254)	47,012
Stock issued as compensation	9,846
Inventory write off	394,526
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(32,936)	8,812
Inventory	(7,263)	(112,378)
Prepaid expenses	2,355	(14,179)
Increase (decrease) in:
Accounts payable	(84,290)	102,934
Accrued expenses	53,161	(18,157)
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	(255,614)	217,961
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of equipment	(65,830)	(108,797)
NET CASH USED IN INVESTING ACTIVITIES	(65,830)	(108,797)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Line of Credit & Notes Payable	549,000	413,127
Proceeds from Related Party Loans	852,336	—
Repayment of Line of Credit & Notes Payable	(588,500)	(384,748)
Repayment of Related Party Loans	(424,829)	(15,000)
S-Corporation distribution	(268,866)	—
Repayment of cash overdraft	87,223	(7,463)
NET CASH PROVIDED BY FINANCING ACTIVITIES	206,364	5,916

Net (Decrease) Increase in Cash	(115,080)	115,080
Cash at Beginning of Year	115,080	—
CASH AT END OF YEAR	$—	$115,080
Supplemental Disclosure of Cash Flow Information:
Cash paid for:
Interest	$118,454	$124,650
Taxes	$—	—
Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Conversion of Debt to Equity	$492,912	$—

See accompanying notes to financial statements

MASTER DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) ORGANIZATION AND NATURE OF BUSINESS

In July 2004, Beverage Network of Maryland, Inc., a subsidiary of Xstream Beverage Network, Inc. (“Xstream”) aquired substantially all of the  assets and  certain liabilities of  Master Distributors, Inc. D/B/A Atlantic Beverage Company (the "Company"). The Company, with principal offices in Jessup, Maryland is a distributor to the Maryland, Washington D.C. and Virginia markets of non alcholic beverage products consisting primarily of water, juices, and ready to drink teas.

The Company was profitable in 2002 but incurred a loss and negative cash flows in 2003 partially due to an inventory write-off. A current year loss and cash flow deficiency raises doubt about the Company's ability to continue as a going concern. In July 2004 Beverage Network of Maryland, Inc., a subsidiary of Xstream Beverage Network, Inc. purchased the Company’s assets which included inventory, accounts receivable, office furniture, the rights to the products marketed by the Company and all rights to the operational business of the Company and assume certain liabilities. Management believes this transaction will allow it to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

(B) USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates of the Company include the allowance for doubtful accounts and inventory valuation.

(C) CASH AND CASH EQUIVALENTS

For purposes of the cash flow statement, the Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

(D) ACCOUNTS RECEIVABLE

Accounts receivable result from the sale of the Company's products and is reported at anticipated realizable value. The Company estimates its allowance for doubtful accounts based on a specific identification basis and additional allowances as needed based upon historical collections experience. Accounts receivable is considered past due if payment has not been received from the customer within thirty days and management reviews the customer accounts on a routine basis to determine if an account should be written off.

(E) INVENTORIES

Inventories are stated at the lower of cost or market determined on the "first-in, first-out" method.

(F) PROPERTY AND EQUIPMENT, NET

Property and Equipment is stated at cost and depreciation is computed using the straight-line method over the estimated economic useful life of 3 to 5 years. Maintenance and repairs are charged to expense as incurred. Major improvements are capitalized.

(G) LONG-LIVED ASSETS

The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the non-discounted future cash flows of the enterprise are less than their carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized.

MASTER DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

(H) REVENUE RECOGNITION

The Company generally recognizes revenue when there is persuasive evidence of an arrangement, the product has been delivered, the sale’s price is fixed or determinable and collectibility is reasonably assured. Specifically, the Company recognizes revenue upon acceptance of delivery of its product by its customers at agreed prices. Based on market conditions, the Company or its suppliers may choose to promote certain brands by offering free product or case volume discounts. The cost of any supplier sponsored promotion is recoverable in whole or in part from the supplier. The Company follows the guidance of Emerging Issues Task Force (EITF) Issue 01-9 "Accounting for Consideration Given by a Vendor to a Customer" and EITF 02-16 “Accounting By a Customer (Including a Reseller) For Certain Consideration Received By Vendors”. Accordingly, the Company does not recognize revenue on free promotional product discounts or rebates received. These incentives are recognized as a cost of sale,  net of any available chargebacks received from vendors.  Cash incentives provided to customers are recognized as a reduction of the related sales price, and therefore, are a reduction of sales.

(I) INCOME TAXES

The Company has elected under the Internal Revenue Code to be taxed as an S corporation. In lieu of Corporation income taxes, stockholders’ of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the accompanying financial statements.

(J) NET LOSS PER COMMON SHARE

Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-average number of common shares outstanding for the period. Diluted net income per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. For 2003 and 2002, diluted loss per share is the same as basic loss per share since there are no common stock equivalents outstanding.

(K) FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The fair carrying amount reported in the balance sheets of accounts and other receivables, accounts payable and accrued liabilities, and the loan, note and line of credit approximate fair value due to the relatively short-term maturity of these instruments.

(L) CONCENTRATION OF CREDIT RISK AND OTHER CONCENTRATIONS

Accounts receivable potentially subject the Company to concentration of credit risk. The Company's customer base is sufficiently diversified to mitigate any significant concentration of credit risk. The Company generally provides an allowance for potential credit losses with respect to accounts receivable collections.

The Company concentrates its customer base in the greater Baltimore-Washington region of the United States and may therefore be subject to economic fluctuations that may affect that region.

MASTER DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

(M) RECENT ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (“FASB”) has recently issued several new accounting pronouncements, which may apply, to the Company.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires that a liability be recorded in the guarantor's balance sheet upon issuance of a guarantee. In addition, FIN 45 requires disclosures about the guarantees that an entity has issued, including a reconciliation of changes in the entity's product warranty liabilities. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year-end. The disclosure requirements of FIN 45 are effective for the Company for financial statements of interim periods beginning July 1, 2003. The adoption of FIN 45 did not have a material impact on the Company's financial position, results of operations, or liquidity.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable consist of the following at December 31, 2003:

Accounts receivable	$357,391
Allowance for doubtful accounts	(19,000)
$338,391

Bad debt (recovery) / expense equaled $(6,254) and $47,013 in 2003 and 2002, respectively.

NOTE 3 - INVENTORIES

Inventories are stated at the lower of cost or market determined on the "first-in, first-out" method. The Company had $531,714 of inventories at December 31, 2003 consisting of resalable products.

In June 2003, $271,085 of obsolete or slow moving inventory was written off and charged to cost of goods sold.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and Equipment consists of the following at December 31,2003:

		Depreciable Lives
Furniture & Fixtures	$43,680	5
Autos & Trucks	73,948	3
Coolers	142,495	5
Machinery & Equipment	68,341	5

Total	$328,464
Less accumulated depreciation	(178,330)

Property and equipment, net	$150,134

Depreciation expense was $64,146 and $43,392 for the years ended December 31, 2003 and 2002, respectively.

MASTER DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 5  - NOTE PAYABLE AND LINE OF CREDIT

Notes payable and line of credit at December 31, 2003 consists of the following:

Note Payable – Commerce First Bank –2% over prime (see a)	$220,500
Revolving line of credit – Provident Bank – 2% over prime (see b)	490,000

$710,500

(a) Principal payments of $24,500 are due semi-annually along with accrued interest. The note is collateralized by all business assets of the Company. The note was paid off in full at the time of the acquisition of the assets by Beverage Network of Maryland, Inc. in July 2004 (See Note 7(a)).

(b) The revolving line of credit is represented by a November 30, 2001  $750,000 promissory note with interest calculated at 2% over its prime commercial lending rate of interest. Accrued interest is paid monthly. The note and all accrued and unpaid interest was due on demand.  This line of credit was replaced on February 27, 2004 with a new $500,000 line of credit due April 20, 2004. The line is collateralized by all assets of the Company.  The principle balance and accrued interest due was paid off in full at the time of the acquisition of the assets by Beverage Network of Maryland, Inc. in July 2004.  (See note 7(a))

NOTE 6 - LOAN PAYABLE – RELATED PARTY SHAREHOLDERS

Loan Payable -shareholders consists of the following at December 31, 2003:

Loans Payable – Shareholders	$862,891

The loans payable consisted of unsecured, open advances made by the shareholders to the Company. The shareholders were paid interest on open balance on a monthly basis at an annual rate of 10%. (See Note 9)

NOTE 7 - COMMITMENTS AND CONTINGENCIES

(A) LETTERS OF INTENT AND ACQUISITION AGREEMENTS

On July 12, 2004, Beverage Network of Maryland, Inc  wholly owned subsidiary of Xstream completed effective July 1, 2004 the acquisition of substantially all of the assets and certain liabilities of the Company. The consideration and terms of the acquisition were 96,154 shares of Xstream’s common stock , $570,000 in cash, $554,648 in cash due within 60 days of the closing, a convertible promissory note for $2,000,000 payable in 60 equal monthly payments and bearing 6%interest and a separate $250,000 payment to be made in 12 equal monthly installments commencing July 15, 2004 totaling $3,605,417, The holder of the convertible promissory note , at his discretion may elect to receive shares of Xstream’s common stock in lieu of  a cash payment. The minimum conversion is $25,000 at a predetermined value of $5.20 per share. In addition, Xstream issued 21,250 common stock shares to various non-owners employees as incentive to retain them.

(B) OFFICE LEASE

In April 2003, the Company entered into a 5 year lease for approximately 70,000 square feet of office/warehouse space through March 2008 at annual base rents of : $ 288,640 from April, 2003 thru March, 2005, $297,299 from April, 2005 thru March, 2006, $306,218 from April, 2006 thru March, 2007 and $315,404 from April, 2007 thru March, 2008. The Company has agreements with various sub-tenants who sub-lease space in the warehouse. Current sub-tenant leases realized rent income for December 31, 2003 and 2002 of $127,757 and $80,051, respectively. These rental payments are shown as a reduction of rent expense. Net rent expense for the years ending December 31, 2003, and 2002 was $116,784 and $200,036 respectively.

MASTER DISTRIBUTORS, INC.

D/B/A ATLANTIC BEVERAGE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 8 - STOCKHOLDER’S DEFICIENCY

In June 2003 as part of the secondary sale of 50% of the common shares held by two of the three founding shareholders, the Company made an S corporation distribution to the three founding shareholders of an amount equal to the vendor incentives receivable totaling $268,866.  In connection with this transaction, the remaining founding shareholder received 2 additional common shares to provide him a 1% increase in shares held giving him a 51% controlling interest.  This in effect provided the purchaser with a 49% interest for a purchase price of $482,454.  The Company has valued the 2 shares issued based on purchase price of 49% which equals $9,846.  This amount of $9,846 was charged to compensation expense.

In addition, as part of the above transaction, the selling shareholders contributed their $492,912 of loans payable to them to contributed capital.

NOTE 9 - RELATED PARTIES

The stockholders periodically advance funds to the Company. The balance due to the stockholders at December 31, 2003 was $862,891 and is unsecured. Interest on any unpaid balances is paid monthly at an annual rate of 10%. This balance was not assumed by Xstream upon the acquisition in July 2004. (See Notes 7 (a)).

NOTE 10 – SUBSEQUENT EVENTS

In July 2004, the transaction described in Note 7(A) was closed.

XSTREAM BEVERAGE GROUP, INC

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004 AND DECEMBER 31, 2003

(UNAUDITED)

The accompanying unaudited pro forma consolidated balance sheet and statement of operations of Xtream Beverage Network, Inc. (the “Company”) give effect to the acquisition of the net assets and the assumption of certain liabilities of Master Distributors, Inc effective July 1, 2004. On July 12, 2004, Beverage Network of Maryland, Inc wholly owned subsidiary of the Company completed the acquisition of substantially all of the assets and certain liabilities of Master Distributors, Inc. The consideration and terms of the acquisition were 96,154 shares of the Company’s common stock , $570,000 in cash, $554,648 in cash due within 60 days of the closing, a convertible promissory note for $2,000,000 payable in 60 equal monthly payments and bearing 6%interest and a separate $250,000 payment to be made in 12 equal monthly installments commencing July 15, 2004 totaling $3,605,417, The holder of the convertible promissory note , at his discretion may elect to receive shares of the Company’s common stock in lieu of  a cash payment. The minimum conversion is $25,000 at a predetermined value of $5.20 per share. In addition, the Company issued 21,250 common stock shares to various non-owners employees as incentive to retain them.

These pro forma financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma balance sheet as of June 30, 2004 and December 31, 2003 and the Unaudited Pro Forma statement of operations for the year ended December 31, 2003 and for the six months ended June 30, 2004 do not purport to represent what the consolidated financial position or the consolidated results of operations of the Company would actually have been if the transaction discussed above had in fact occurred at the beginning of the periods presented, nor do they purport to project the financial position or results of operations of the Company for any future period or as of any date.

XSTREAM BEVERAGE NETWORK, INC. and SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

June 30, 2004

(Unaudited)

				Pro Forma Adjustments
	Xstream Beverage Network	Master Distribution Inc.		Dr.		Cr.	Pro Forma Amount
	(See note 1)
ASSETS
CURRENT ASSETS:
Cash	$54,300	$-		$-	(a)	$570,000	(515,700)
Accounts Receivable, net	231,194	394,972		-		-	626,166
Other receivable		23,930					23,930
Inventories	268,224	820,587		-		-	1,088,811
Other Current Assets	360,828	39,950		-		-	400,778

Total Current Assets	914,546	1,279,439		-			1,623,985

Property and Equipment, Net	120,927	125,849					246,776

Trademarks	303,017	-					303,017
Cash-restricted	2,451,154	-					2,451,154
Customer Lists, Net	174,947	-		1,973,240	(a)		2,148,187
Goodwill	216,315	-		1,737,621	(a)		1,953,936
Other Assets	14,750	-		-		-	14,750

Total Assets	$4,195,656	$1,405,288					$8,741,805

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts Payable	$816,564	$776,743		-		-	$1,593,307
Accrued Expenses	575,548	50,746		-		-	626,294
Cash Overdraft	-	84,467		-		-	84,467
Loans and Notes Payable	358,776	696,000		-	(a)	2,804,648	3,859,424
Loans Payable-Related Party	162,855	958,000		958,000	(a)		162,855
Other Current Liabilities	5,137	-		-		-	5,137

Total Current Liabilities	1,918,880	2,565,956					6,331,484

LONG-TERM LIABILITIES
Convertible Term Loan Payable	1,523,707	-		-		-	1,523,707

Total Liabilities	3,442,587	2,565,956		-		-	7,855,191

Shareholder's Equity::
Preferred Stock ($.001 Par Value; 10,000,000 Shares Authorized)
Series A, 200,000 shares issued and outstanding	200	-		-		-	200
Common Stock ($.001 Par Value; 50,000,000 Shares Authorized;
2,382,008 Shares Issued and Outstanding)	2,382	-		-	(a)	117	2,499
Common Stock Issuable (105,734 shares)	106	-		-		-	106
Paid-in Capital	21,343,195	642,759	(a)		(a)	1,345,096	23,331,050
Accumulated Deficit	(20,573,814)	(1,803,427	) (a)	51,000		-	(22,428,241)
Less: deferred consulting expense	(19,000)						(19,000)

Total Shareholder's Deficiency	753,069	(1,160,668)					886,614

Total Liabilities and Shareholder's Equity	$4,195,656	$1,405,288		$4,719,861		$4,719,861	$8,741,805

See accompanying notes to unaudited pro forma consolidated financial statements.

XSTREAM BEVERAGE NETWORK, INC. and SUBSIDIARIES

PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

For The Six Months Ended June 30, 2004

			Pro Forma Adjustments
	Xstream Beverage Network	Master Distribution, Inc.	Dr.	Cr.	Pro Forma Amounts
	(Unaudited)	(Unaudited)
	(See note 1)

Sales	$1,831,143	$3,864,988	$-	$-	$5,696,131
		-
Cost of Goods Sold	1,381,122	2,677,732			4,058,854

GROSS PROFIT	450,021	1,187,256			1,637,277

OPERATING EXPENSES:
Marketing and Selling	123,415	254,643			378,058
Warehouse and Delivery	109,888	384,367			494,255
Compensation	2,561,062	232,446			2,793,508
Rent	84,114	169,857			253,971
Consulting Fees	367,058				367,058
Professional Fees	138,134	82,355			220,489
Loan and Loan Guarantees Fees	167,000	-			167,000
Depreciation	-	32,630			32,630
Bad Debt Expense	17,064	15,132			32,196
Other General and Administrative	504,053	180,222 (a)	51,000		735,275

Total Operating Expenses	4,071,788	1,351,652			5,474,440

INCOME (LOSS) FROM OPERATIONS	(3,621,767)	(164,396)			(3,837,163)

OTHER INCOME:
Other Income	52,649	-			52,649
Interest Income	15,185				15,185
Interest Expense	(105,368)	(58,707)			(164,075)
Settlement Loss	(15,021)				(15,021)
Other Expenses	(30,823)	(19,767)			(50,590)

Total Other Income	(83,378)	(78,474)			2,059

Net Loss	(3,705,145)	(242,870)			(3,835,104)

Net Loss Per Share - Basic and Diluted	$(2.10)	$(2.07)			$(2.04)

Weighted Average Shares Outstanding	1,763,196	117,404			1,880,600

See accompanying note to unaudited proforma consolidated financial statements.

XSTREAM BEVERAGE NETWORK, INC. and SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

December 31, 2003

(Unaudited)

				Pro Forma Adjustments
	Xstream Beverage Network	Master Distribution, Inc.		Dr.		Cr.	Pro Forma Amounts
	(See note 1)						(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$51,764	$-		$-	(b)	$570,000	(518,236)
Accounts Receivable, net	89,533	338,391					427,924
Other receivable		78,089					78,089
Inventories	198,847	531,714					730,561
Other Current Assets	7,405	25,825					33,230

Total Current Assets	347,549	974,019					751,568

Property and Equipment, Net	46,088	150,134					196,222
Deposits		21,371					21,371
Customer Lists, Net			(b)	1,973,240			1,973,240
Goodwill			(b)	1,737,621			1,737,621
Other Assets	39,635	-					39,635

Total Assets	$433,272	$1,145,524					$4,719,657

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Bank Overdraft	$27,900	$87,223					$115,123
Accounts Payable	679,387	303,000					982,387
Accrued Expenses	508,775	99,708					608,483
Loans and Notes Payable	215,974	710,500			(b)	2,804,648	3,731,122
Loans Payable-Related Party	224,640	862,891	(b)	862,891		-	224,640
Other Current Liabilities	31,337	-					31,337

Total Current Liabilities	1,688,013	2,063,322					5,693,092

LONG-TERM LIABILITIES
Term Loan Payable	55,628	-					55,628

Total Liabilities	1,743,641	2,063,322					5,748,720

Shareholder's Deficiency::
Preferred Stock ($.001 Par Value; 10,000,000 Shares Authorized)
Series A, 200,000 shares issued and outstanding	200	-					200
Common Stock ($.001 Par Value; 50,000,000 Shares Authorized;
20,276,279 Shares Issued and Outstanding)	20,276	-			(b)	117	20,393
Common Stock Issuable (1,412,931 shares)	1,413	-					1,413
Paid-in Capital	18,419,953	642,758			(b)	1,249,987	20,312,698
Accumulated Deficit	(16,868,669)	(1,560,556)	(b)	51,000			(18,480,225)
	1,573,173	(917,798)					1,854,479

Less: Subscription promissory note	(2,432,792)	-					(2,432,792)
Less: Deferred consulting	(75,750)	-					(75,750)
Less: Deferred Loan and Loan Guarantee Fees	(375,000)	-					(375,000)

Total Shareholder's Deficiency	(1,310,369)	(917,798)					(1,029,063)

Total Liabilities and Shareholder's Deficiency	$433,272	$1,145,524		$4,624,752		$4,624,752	$4,719,657

See accompanying note to unaudited proforma consolidated financial statements.

XSTREAM BEVERAGE NETWORK, INC. and SUBSIDIARIES

PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year Ended December 31, 2003

			Pro Forma Adjustments
	Xstream Beverage Network	Master Distribution, Inc.	Dr.	Cr.	Pro Forma Amounts
	(See note 1)				(Unaudited)

Sales	$2,028,265	$6,931,883	$-	$-	$8,960,148

Cost of Goods Sold	1,458,198	4,958,019			6,416,217

GROSS PROFIT	570,067	1,973,864			2,543,931

OPERATING EXPENSES:
Marketing and Selling	147,710	498,281			645,991
Warehouse and Delivery	105,722	766,317			872,039
Compensation	1,200,816	547,295			1,748,111
Rent	109,757	216,209			325,966
Consulting Fees	1,788,919	-			1,788,919
Professional Fees	270,732	175,012			445,744
Loan and Loan Guarantees Fees	325,500	-			325,500
Bad Debt Expense	39,266	(6,254)			33,012
Impairment Loss	1,720,274	-			1,720,274
Depreciation	-	66,312			66,312
Other General and Administrative	613,402	239,110 (b)	51,000		903,512

Total Operating Expenses	6,322,098	2,502,282			8,875,380

INCOME (LOSS) FROM OPERATIONS	(5,752,031)	(528,418)			(6,331,449)

OTHER INCOME:
Other Income	10,799	-			10,799
Interest Income	170,820	-			170,820
Interest Expense	(66,793)	(122,653)			(189,446)
Settlement Loss	(696,800)				(696,800)
Other Expenses	(102,602)	-			(102,602)

Total Other Income	(684,576)	(122,653)			(91,803)

Net Loss	(6,436,607)	(651,071)			(6,423,252)

Net Loss Per Share - Basic and Diluted	$(0.43)	$(5.55)			$(0.43)

Weighted Average Shares Outstanding	14,839,134	117,404			14,956,538

See accompanying note to unaudited proforma consolidated financial statements.

XSTREAM BEVERAGE NETWORK, INC.

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION OF PRO FORMA FINANCIAL INFORMATION

As of December 31, 2003 and for the year ended December 31, 2003, certain reclassifications have been made to the Company’s consolidated balance sheet and consolidated statements of operations.

Additionally, certain amounts in the Company’s consolidated financials statements for June 30, 2004 and for the six months ended June 30, 2004 have been reclassified to conform with the pro forma presentation.

For basic and diluted earnings (loss) per share calculations, the 117,404 common shares to be issued in connection with the acquisition of the Master Distributors, Inc.’s net assets are assumed to be issued and outstanding as of the beginning of the periods presented.

NOTE 2 – PRO FORMA ADJUSTMENTS

The adjustments to the unaudited pro forma balance sheet as of December 31, 2003 and as of June 30, 2004 and the unaudited pro forma statement of operations for the year ended December 31, 2003 and for the six months ended June 30, 2004 reflect the acquisition of the net assets of Master Distributors, Inc by the Company and that the transaction occurred as of the beginning of the periods presented and are as follows:

(a) At June 30, 2004, the pro forma adjustment reflects the acquisition of the net assets of Master Distributors, Inc for 96,154 shares of the Company’s common stock, $570,000 in cash, $554,648 in cash due within 60 days of the closing, a convertible promissory note for $2,000,000 payable in 60 equal monthly payments and bearing 6%interest and a separate $250,000 payment to be made in 12 equal monthly installments commencing July 15, 2004 totaling $3,605,417, The holder of the convertible promissory note , at his discretion may elect to receive shares of the Company’s common stock in lieu of  a cash payment. The minimum conversion is $25,000 at a predetermined value of $5.20 per share. In addition, the Company issued 21,250 common stock shares to various non-owners employees as incentive to retain them. This pro forma adjustment does not reflect certain debt obligations borrowed in July 2004 to pay the acquisition purchase price.

(b) At December 31, 2004, the pro forma adjustment reflects the acquisition of the net assets of Master Distributors, Inc for 96,154 shares of the Company’s common stock, $570,000 in cash, $554,648 in cash due within 60 days of the closing, a convertible promissory note for $2,000,000 payable in 60 equal monthly payments and bearing 6%interest and a separate $250,000 payment to be made in 12 equal monthly installments commencing July 15, 2004 totaling $3,605,417, The holder of the convertible promissory note , at his discretion may elect to receive shares of the Company’s common stock in lieu of  a cash payment. The minimum conversion is $25,000 at a predetermined value of $5.20 per share. In addition, the Company issued 21,250 common stock shares to various non-owners employees as incentive to retain them. This pro forma adjustment does not reflect certain debt obligations borrowed in July 2004 to pay the acquisition purchase price.

XSTREAM BEVERAGE NETWORK, INC.

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Unaudited pro Forma adjustments reflect the following transaction:

(a)

Stock Compensation

Customer Lists

Goodwill

Notes Payable Related Party

Cash

Notes Payable

Common stock

Additional paid-in capital

At June 30, 2004, to reflect acquisition of the net assets of Master Distributors, Inc. for 96,154 shares of the Company’s common stock valued at $230,770, $570,000 in cash, $554,648 in cash due within 60 days of the closing, a convertible promissory note for $2,000,000 payable in 60 equal monthly payments and bearing 6%interest and a separate $250,000 payment to be made in 12 equal monthly installments commencing July 15, 2004 and 21,250 common stock shares to various non-owners employees as incentive to retain them valued at $51,000.

(b)

Stock Compensation

Customer Lists

Goodwill

Notes Payable Related Party

Cash

Notes Payable

Common stock

Additional paid-in capital

At December 31, 2004, to reflect acquisition of the net assets of Master Distributors, Inc. for 96,154 shares of the Company’s common stock, $570,000 in cash, $554,648 in cash due within 60 days of the closing, a convertible promissory note for $2,000,000 payable in 60 equal monthly payments and bearing 6% interest and a separate $250,000 payment to be made in 12 equal monthly installments commencing July 15, 2004 and 21,250 common stock shares to various non-owners employees as incentive to retain them valued at $51,000.

Dr. 51,000 1,973,240 1,737,621 958,000 51,000 1,973,240 1,737,621 862,891	Cr. 570,000 2,804,648 117 1,345,096 570,000 2,804,648 117 1,249,987